UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 1, 2010

General Steel Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 2315, Kun Tai International Mansion Building, Yi No 12, Chaoyangmenwai Ave.,
Chaoyang District, Beijing 100020
 (Address of principal executive offices)
Registrant’s telephone number, including area code:
+ 86 (10) 58797346

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

General Steel Holdings, Inc. (the “Company”) was notified that, effective January 1, 2010, certain partners of its previous independent accounting firm, Moore Stephens Wurth Frazer and Torbet, LLP (“MSWFT”), and certain partners of Frost, PLLC (“Frost”) formed Frazer Frost, LLP (“Frazer Frost”), a new partnership. Pursuant to the terms of a combination agreement by and among MSWFT, Frazer Frost and Frost (the “Combination Agreement”), each of MSWFT and Frost contributed all of their assets and certain of their liabilities to Frazer Frost, resulting in Frazer Frost assuming MSWFT’s engagement letter with the Company. On January 7, 2010, the Audit Committee of the Company’s Board of Directors approved the engagement of Frazer Frost as MSWFT’s successor to continue as the Company’s independent accounting firm.  As of the filing date of this Form 8-K, Frazer Frost is registered with the Public Company Accounting and Oversight Board (PCAOB).

The audit reports of MSWFT on the financial statements of the Company as of and for the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 and through the date of this Form 8-K, there were: (i) no disagreements between the Company and MSWFT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MSWFT, would have caused MSWFT to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2008 and December 31, 2007 and through January 1, 2010, the Company did not consult with Frazer Frost on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Frazer Frost did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MSWFT with a copy of the disclosures in this Form 8-K and requested that MSWFT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MSWFT agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated January 7, 2010, furnished by MSWFT in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Document Description
16.1	Letter of Moore Stephens Wurth Frazer and Torbet, LLP to the Securities and Exchange Commission dated January 7, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: January 7, 2010